Exhibit 10.2(a)

UNITED STATES OF AMERICA

Before The

OFFICE OF THRIFT SUPERVISION

In the Matter of	)	Order No.: WE-08-003
)
AMERICAN SAVINGS BANK, F.S.B.,	)	Effective Date: January 23, 2008
Honolulu, Hawaii.	)
)
OTS Docket No.: 08384)
)

CONSENT ORDER OF ASSESSMENT OF A CIVIL MONEY PENALTY

WHEREAS, American Savings Bank, F.S.B., Honolulu, Hawaii, OTS Docket No. 08384 (Institution), by and through its Board of Directors (Board), has executed a Stipulation and Consent to the Issuance of an Order of Assessment of a Civil Money Penalty (Stipulation); and

WHEREAS, the Institution, by executing the Stipulation, has consented and agreed to the issuance of this Order of Assessment of Civil Money Penalty (Order) by the Office of Thrift Supervision (OTS), pursuant to 42 U.S.C. § 4012a(f); and

WHEREAS, the Director of the OTS has delegated to the Regional Directors of the OTS the authority to issue consent orders on behalf of the OTS.

NOW THEREFORE, IT IS ORDERED THAT:

1. Payment of Civil Money Penalty. Within ten (10) calendar days after date of this Order, the Institution shall pay the sum of Thirty Seven Thousand Seven Hundred and Thirty Dollars ($37,730) by tendering a certified check or bank draft made payable to the order of the National Flood Insurance Program — Mitigation Fund, together with a copy of the executed CMP Order and a cover letter referencing American Savings

Bank, F.S.B., Honolulu, Hawaii, OTS Docket No. 08384, to: Kevin Montgomery, Financial Management Specialist, Federal Emergency Management Agency, National Flood Insurance Program, 7700 Hubble Drive, Lanham, Maryland 20706. A copy of the certified check or bank draft and the cover letter shall be provided by U.S. Mail or overnight courier to James A. Hendriksen, Regional Enforcement Counsel, Office of Thrift Supervision, 2001 Junipero Serra Boulevard, Suite 650, Daly City, CA, 94014-3897.

2. Duration Termination or Suspension of Order. This Order is and shall become effective on the date it is issued, as shown in the caption hereof.

THE OFFICE OF THRIFT SUPERVISION

By:	/s/ Darrel W. Dochow
Darrel W. Dochow
Regional Director, West

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